ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

ELFUN DIVERSIFIED FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TRUSTS

(each, a “Fund” and collectively, the “Funds”)

Supplement Dated July 1, 2016

To the Statement of Additional Information (“SAI”) dated April 30, 2016, as supplemented on May 27, 2016

At a Special Meeting of Unitholders of the Funds held on June 22, 2016 (the “Meeting”), the unitholders entitled to vote at the Meeting approved: (1) a new investment advisory and administration agreement for each Fund with SSGA Funds Management, Inc. (“SSGA FM”), pursuant to which SSGA FM will replace GE Asset Management Incorporated (“GEAM”) as investment adviser and administrator to the Funds upon consummation of the sale of the asset management and advisory services business conducted by GEAM and certain of its subsidiaries (the “Transaction”); (2) the election of each of Patrick J. Riley, William L. Boyan, William L. Marshall, Rina K. Spence, Douglas T. Williams and Jeanne M. La Porta as Trustees to the Board of Trustees of each Fund; (3) manager-of-managers authority with respect to each Fund for SSGA FM, whereby SSGA FM may, subject to approval of the Board of Trustees of each Fund, enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers for a Fund without obtaining unitholder approval in each case.

The Transaction closed on July 1, 2016, at which time SSGA FM became the investment adviser and administrator to the Funds. Therefore, effective July 1, 2016: (1) all references to “GE Asset Management Incorporated” or “GEAM” as the current investment adviser or administrator to the Funds are replaced with “SSGA Funds Management, Inc.” or “SSGA FM,” as applicable; (2) all references to “SSGA Funds Management, Inc.” or “SSGA FM” as the current investment sub-adviser to the Elfun Government Money Market Fund are removed; (3) all references to “GE Investment Distributors, Inc.” or “GEID” as the current distributor to the Funds are replaced with “State Street Global Markets, LLC” or “SSGM,” as applicable; and (4) each of Dmitri Stockton, George A. Bicher, Paul M. Colonna, Greg Hartch, Ralph R. Layman, Matthew J. Simpson, Donald W. Torey, David Wiederecht and Matthew Zakrzewski will no longer serve as a Trustee of the Board of Trustees of each Fund.

The SAI is further revised as follows:

On pages 63-64 of the SAI, the sub-section entitled “Trustees and Officers” under the section entitled “Management of the Funds” is deleted in its entirety and replaced with the following:

Board’s Oversight Role in Management. The Boards’ role in management of the Funds is oversight of activities of service providers and officers. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily SSGA FM and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). Each Board’s audit committee meets during its scheduled meetings as needed, and between meetings the Chair of the Audit Committee maintains contact with the Funds’ Treasurer. The Boards also receive periodic presentations from senior personnel of SSGA FM or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, and investment research. SSGA FM and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address among other things particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risk. The Boards also receive reports from counsel to the Funds or counsel to SSGA FM and the Boards’ own independent legal counsel regarding regulatory compliance and governance matters. The Boards’ oversight role does not make the Boards guarantors of the Funds’ investments or activities, or make the Boards obligated to perform those activities directly.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of an investment company’s trustees not be “interested persons” (as defined in the 1940 Act) of that company, and as such, those non-interested trustees may not be affiliated with SSGA FM. To rely on certain exemptive rules under the 1940 Act, a majority of an investment company’s trustees must be non-interested trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the non-interested Trustees. Currently, a majority of each Fund’s Trustees are non-interested Trustees. The Chairman of each Board is a non-executive, non-interested Trustee.

The non-interested Trustees are members of the Funds’ Audit Committee. The Audit Committee evaluates and selects the Funds’ independent auditors. The Audit Committee meets with the Funds’ independent auditors to review the scope and cost of the Funds’ audit, reviews the audit report, addresses any issues with the independent auditors, and if there are significant services to be performed by the independent auditors approves the provision of such services after considering the possible effect of such services on their independence. During the prior fiscal year, the Audit Committee held two meetings.

The Board of each Fund has delegated to SSGA FM’s fair valuation committee the responsibility for establishing the fair value of securities and other investments for which quotations or other market values are either not readily available or do not reflect all market developments. The valuation committee performs its role subject to valuation procedures approved by the Boards. The valuation committee is comprised of several SSGA FM officers, including the Chief Investment Officer of each asset class. Each fair value established by SSGA FM’s fair valuation committee is reviewed by a non-interested Trustee on behalf of each Board.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills. The Board of each Fund believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience or knowledge that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular single factor, being indicative of Board effectiveness. However, the Board of each Fund believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, in order to exercise effective business judgment in the performance of their duties, and the Board of each Fund believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business or professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other professional or life experiences. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with SSGA FM, and also may benefit from information provided by the Funds’ or SSGA FM’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members. The Boards and their committees have the ability to engage other experts as appropriate. The Board of each Fund evaluates its performance on an annual basis.

Detailed information about each Trustee and executive officer of the Funds, their addresses and their principal occupations during the past five years and their other affiliations are shown below. Certain persons named as Trustees also may serve in a similar capacity for other Funds advised by SSGA FM. The executive officers of the Funds are employees of organizations that provide services to the Funds. The business address of each Trustee and executive officer is One Lincoln Street Boston, MA 02111-2900.

On pages 65-70 of the SAI, under the section entitled “Management of the Funds - Trustees and Officers,” the tables entitled “Interested Trustees and Executive Officers” and “Non-Interested Trustees” are deleted in their entirety and replaced with the following:

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jeanne M. La Porta SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Until successor is elected and qualified – 2 years	Senior Managing Director at
SSGA FM since July 2016;
Senior Vice President and
Commercial Operations Leader
at GEAM from March 2014 to
July 2016; President of GE
Institutional Funds and GE
Investments Funds, Inc. since
April 2014; President and
Trustee of GEAM’s UCITs
Funds since March 2014;
Senior Vice President and
Commercial Administrative
Officer at GEAM from April
2010 to March 2014; Vice
President of GE Institutional
Funds since July 2003; Vice
President of Elfun Funds and
GE Retirement Savings Plan
Funds since October 2003;
Secretary of GE Funds from
July 2007 to September 2010
and Vice President from July
2007 to February 2011; Senior
Vice President and Deputy
General Counsel of GEAM
from October 2007 to April
2010; Vice President and
Assistant Secretary of Elfun
Funds and GE Retirement
Savings Plan Funds from July
2003 to June 2010; and Vice
President and Associate General
Counsel – Marketing and Client
Services (formerly Asset
Management Services) at
GEAM from May 1997 to
October 2007.	24	Director of GE Investments
Funds, Inc. since
2014; Trustee of
GE Institutional
Funds, GE
Retirement Savings
Plan Funds and
General Electric
Pension Trust since
2014; Director of
GE Investment
Distributors, Inc.
since June 2011.

Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Until successor is elected and qualified – less than 1 year	President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present).*	N/A	N/A

Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1973	Chief Compliance Officer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street
Global Advisors and SSGA
Funds Management, Inc. (June
2013 - present)*; Senior Vice
President and Global Head of
Investment Compliance, BofA
Global Capital Management
(2010-2013); Director of
Compliance, AARP Financial
			Inc. (2008-2010).	N/A	N/A

Robert Herlihy SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1968	Deputy Chief Compliance Officer	Until successor is elected and qualified – less than 1 year	Chief Compliance Officer of
GE Institutional Funds, GE
Investments Funds, Inc. and GE
Retirement Savings Plan Funds
since July 2005; Chief
Compliance Officer of GEAM
from July 2005 to July 2016;
Chief Compliance Officer of
GE Funds from July 2005 to
February 2011; Manager of
Fund Administration at GEAM
			from March 2002 to 2005.	N/A	N/A

Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Until successor is elected and qualified – less than 1 year	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2006 – 2011).	N/A	N/A

Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1961	Treasurer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).	N/A	N/A

Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Until successor is elected and qualified – less than 1 year	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014 – present); Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2005 – present).*	N/A	N/A

Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1969	Deputy Treasurer	Until successor is elected and qualified – less than 1 year	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).	N/A	N/A

Arthur A. Jensen SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	Deputy Treasurer	Until successor is elected and qualified – less than 1 year	Treasurer of GE Institutional
Funds, GE Investments Funds,
Inc. and GE Retirement Savings
Plan Funds since June 2011;
Mutual Funds Controller of
GEAM from April 2011 to July
2016; Senior Vice President at
Citigroup from 2008 to 2010;
and Vice President at JPMorgan
			from 2005 to 2008.	N/A	N/A

Trevor Swanberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1979	Code of Ethics Compliance Officer	Until successor is elected and qualified – less than 1 year	Vice President, State Street
Global Advisors and SSGA
Funds Management, Inc.
(January 2015 – Present);
Senior Manager-Mutual Fund
Compliance, ICMA-Retirement
Corporation (December
2011 – January 2015); Assistant
Vice President, J.P. Morgan
(September 2007 – December
			2011).	N/A	N/A

* Served in various capacities and/or with various affiliated entities during noted time period.

NON-INTERESTED TRUSTEES
Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

William L. Marshall SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee	Until successor is elected and qualified - less than 1 year	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; 2015 to present, Board Member, The Doylestown Health Foundation Board.	74	Trustee and Co-Chairman
of the Audit Committee,
State Street Institutional
Investment Trust; Trustee
and Co-Chairman of the
Audit Committee, State
Street Master Funds;
Trustee and Co-Chairman
of the Audit Committee,
SSGA Funds; Director,
Marshall Financial Group,
Inc.

Patrick J. Riley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee	Until successor is elected and qualified - less than 1 year	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	74	Trustee and Co-Chairman,
State Street Institutional
Investment Trust; Trustee
and Co-Chairman, State
Street Master Funds;
Trustee and Co-Chairman,
SSGA Funds; Board
Director and Chairman,
SPDR Europe 1PLC Board
(2011-Present); Board
Director and Chairman,
SPDR Europe II, PLC
(2013-Present).

William L. Boyan SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee	Until successor is elected and qualified - less than 1 year	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.	74	Trustee and Co-Chairman
of the Valuation
Committee, State Street
Institutional Investment
Trust; Trustee and Co-
Chairman of the Valuation
Committee, State Street
Master Funds; Trustee and
Co-Chairman of the
Valuation Committee,
SSGA Funds; Former
Trustee of Old Mutual
South Africa Master Trust.

Rina K. Spence SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111- 2900 YOB: 1948	Trustee	Until successor is elected and qualified - less than 1 year	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009); Honorary Consul for Monaco in Boston (2015 – present).	74	Trustee and Co-Chairman
of the Qualified Legal and
Compliance Committee
and Co-Chairman of the
Governance Committee,
State Street Institutional
Investment Trust; Trustee
and Co-Chairman of the
Qualified Legal and
Compliance Committee
and Co-Chairman of the
Governance Committee,
State Street Master Funds;
Trustee and Co-Chairman
of the Qualified Legal and
Compliance Committee
and Co-Chairman of the
Governance Committee,
SSGA Funds.

Douglas T. Williams SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111- 2900 YOB: 1940	Trustee	Until successor is elected and qualified - less than 1 year	President, Oakmont Homeowners Association; President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 -1999); President, Boston Stock Exchange Depository Trust Company, 1981-1982; Treasurer, Nantucket Educational Trust, (2002- 2007).	74	Trustee and Co-Chairman
of the Audit Committee,
State Street Institutional
Investment Trust; Trustee
and Co-Chairman of the
Audit Committee, State
Street Master Funds;
Trustee and Co-Chairman
of the Audit Committee,
SSGA Funds.

On pages 70-72 of the SAI, under the section entitled “Management of the Funds - Trustees and Officers,” the Trustees’ biographies are deleted in their entirety and replaced with the following:

●	Jeanne M. La Porta - In addition to her service as a board member of various other funds advised by SSGA FM, Ms. La Porta is a Senior Managing Director at SSGA FM and President of GE Institutional Funds and GE Investments Funds, Inc. She worked at GEAM from 1997 to July 2016, and held various positions at GEAM, including Senior Vice President and Commercial Operations Leader, Senior Vice President and Commercial Administrative Officer, Senior Vice President and Deputy General Counsel and Vice President and Associate General Counsel.

●	William L. Marshall - Mr. Marshall is an experienced business executive with over 46 years of experience in the financial services industry; his experience includes service as an advisor trustee or officer of various investment companies and charities. He has served on the Board of Trustees and related committees of SSGA Funds for 27 years and possesses significant experience regarding the operations of registered investment companies.

●	Patrick J. Riley - Mr. Riley is an experienced business executive with over 40 years of experience in the legal and financial services industries; his experience includes service as a trustee or director of various investment companies and Associate Justice of the Superior Court of the Commonwealth of Massachusetts. He has served on the Board of Trustees and related committees of SSGA Funds for 27 years and possesses significant experience regarding the operations of registered investment companies.

●	William L. Boyan - Mr. Boyan is an experienced business executive with over 43 years of experience in the insurance industry; his experience includes prior service as a trustee, director or officer of various investment companies and charities and an executive position with a major insurance company. He has served on the Board of Trustees and related committees of the State Street Institutional Investment Trust and the State Street Master Funds for 16 years (since the Trusts’ inception) and possesses significant experience regarding the operations of registered investment companies.

●	Rina K. Spence - Ms. Spence is an experienced business executive with over 35 years of experience in the health care industry; her experience includes service as a trustee, director or officer of various investment companies, charities and utility companies and chief executive positions for various health care companies. She has served on the Board of Trustees and related committees of the State Street Institutional Investment Trust and the State Street Master Funds for 16 years (since the Trusts’ inception) and possesses significant experience regarding the operations of registered investment companies.

●	Douglas T. Williams - Mr. Williams is an experienced business executive with over 42 years of experience in the banking industry; his experience includes service as a trustee or director of various investment companies and charities and senior executive positions of major bank organizations. He has served on the Board of Trustees and related committees of the State Street Institutional Investment Trust and the State Street Master Funds for 16 years (since the Trusts’ inception) and possesses significant experience regarding the operations of registered investment companies.

Trustee Ownership of Securities of the Funds, Adviser and Distributor

As of July 1, 2016 none of the Independent Trustees or their immediate family members had any ownership of securities of the Adviser or State Street Global Markets, LLC (“SSGM”), the Funds’ distributor, or any person directly or indirectly controlling, controlled by or under common control with the Adviser or SSGM.

Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2015.

Name of Trustee	Dollar Range of Equity Securities Owned in each Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Fund Trustees
Patrick J. Riley	$0	$0
William L. Boyan	$0	$0
William L. Marshall	$0	$0
Rina K. Spence	$0	$0
Douglas T. Williams	$0	$0
Fund Trustees who are “Interested Persons” of the Funds
Jeanne M. La Porta	$0	$0

On page 72 of the SAI, under the section entitled “Management of the Funds - Trustees and Officers,” the table entitled “Trustees’ Compensation” is deleted in its entirety and replaced with the following:

Trustees’ Compensation

(for the year ended December 31, 2015)

Name of Trustee	Total Compensation from Each Fund	Total Compensation from all Investment Companies Managed by GEAM

Dmitri Stockton[1]	None	None

George A. Bicher[1]	None	None

Paul M. Colonna[1]	None	None

Greg Hartch[1]	None	None

Ralph R. Layman[1]	None	None

Matthew J. Simpson[1]	None	None

Donald W. Torey[1]	None	None

David Wiederecht[1]	None	None

Jeanne M. La Porta[1]	None	None

Matthew Zakrzewski[1]	None	None

William L. Marshall[2]	None	None

Patrick J. Riley[2]	None	None

William L. Boyan[2]	None	None

Rina K. Spence[2]	None	None

Douglas T. Williams[2]	None	None

1            As of December 31, 2015, Messrs. Stockton, Bicher, Colonna, Hartch, Layman, Simpson, Torey, Wiederecht and Zakrzewski and Ms. La Porta served as Trustee or Director of various investment companies advised by GEAM, including the Funds. Each of them was considered to be an interested person of each Fund, as defined under Section 2(a)(19) of the 1940 Act, and accordingly, served as a Trustee thereof without receiving compensation from the Funds. Messrs. Stockton, Bicher, Colonna, Hartch, Layman, Simpson, Torey, Wiederecht and Zakrzewski no longer serve as Trustees as of July 1, 2016.

2            Messrs. Marshall and Riley were appointed as Trustees to each Board in April 2016 and elected to serve as Trustees to each Board by unitholders of each Fund in June 2016, and Messrs. Boyan and Williams and Ms. Spence were elected as Trustees to each Board by unitholders of each Fund in June 2016. As of December 31, 2015, Messrs. Marshall, Riley, Boyan and Williams and Ms. Spence did not serve as Trustees or Directors of any registered investment company portfolios advised by GEAM, including the Funds. Accordingly, none of these Trustees received compensation from the Funds as of December 31, 2015.

On page 73 of the SAI, the sub-section entitled “Investment Adviser and Administrator” within the section entitled “Management of the Funds” is deleted in its entirety and replaced with the following:

On March 29, 2016, General Electric Company agreed to sell to State Street Corporation the asset management and advisory services business conducted by GE Asset Management (“GEAM”) and certain of its subsidiaries (the “Transaction”). The Transaction closed on July 1, 2016, resulting in the automatic termination of each Fund’s investment advisory contract and sub-advisory contract (for Funds with sub-advisers). Effective July 1, 2016, SSGA Funds Management, Inc. (“SSGA FM”), became the investment adviser to each Fund and, subject to the supervision of the Board, became responsible for the investment management of each Fund. SSGA FM provides an investment management program for each Fund and manages the investment of the Funds’ assets. SSGA FM is a wholly-owned subsidiary of State Street Corporation (“State Street”) and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). SSGA FM and certain other affiliates of State Street make up State Street Global Advisors (“SSGA”). SSGA is one of the world’s largest institutional money managers and the investment management arm of State Street. As of December 31, 2015, SSGA FM managed approximately $384.95 billion in assets and SSGA managed approximately $2.24* trillion in assets. SSGA FM’s principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

*This AUM includes the assets of the SPDR Gold Trust (approximately $22 billion as of December 31, 2015), for which State Street Global Markets, LLC, an affiliate of SSGA, serves as the distribution agent. Please note that AUM totals are unaudited.

Personnel of each of the Funds, SSGA FM and SSGM are subject to a code of ethics pursuant to Rule 17j-1 under the 1940 Act (and also pursuant to Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) with respect to SSGA FM), which establishes procedures for personal investing and restricts certain transactions by persons subject to the code. Personnel subject to the code of ethics are permitted to invest in securities, including securities that may be purchased or held by a Fund, if they follow procedures outlined in the code of ethics.

On pages 74-75 of the SAI, the sub-section entitled “Manager of Managers Structure” under the section entitled “Management of the Funds” is deleted in its entirety and replaced with the following:

Manager of Managers Structure

SSGA FM has received an exemptive order from the SEC to operate the funds it manages under a manager of managers structure that permits SSGA FM, with the approval of the Board of Trustees, including a majority of the independent Trustees, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without unitholder approval (the “Manager of Managers Structure”). SSGA FM, however, retains ultimate responsibility, subject to oversight of each Fund’s Board, for overseeing the Funds’ sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Funds or SSGA FM. Notwithstanding the SEC exemptive order, the adoption of the Manager of Managers Structure by a Fund also requires prior unitholder approval, which has been obtained for each of the Funds. None of the Funds currently employ a sub-adviser.

The Manager of Managers Structure enables SSGA FM and the Boards to operate with greater efficiency and without incurring the expense and delays associated with obtaining unitholder approval for matters relating to sub-advisers or sub-advisory agreements. Operation of a Fund under the Manager of Managers Structure will not: (1) permit management fees paid by a Fund to SSGA FM to be increased without shareholder approval; or (2) diminish SSGA FM’s responsibilities to a Fund, including SSGA FM’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Unitholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

On page 75 of the SAI, the sub-section entitled “Current Sub-Adviser” within the section entitled “Management of the Funds” is deleted in its entirety.

On pages 79-80 of the SAI, the sub-section entitled “Portfolio Managers – Potential Conflicts of Interest” within the section entitled “Management of the Funds” is deleted in its entirety and replaced with the following:

Portfolio Managers – Potential Conflicts of Interest

Portfolio managers at SSGA FM may manage multiple registered investment companies, unregistered investment pools and/or investment accounts, which could raise potential conflicts of interest in the areas described below. SSGA FM has policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts may arise out of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or investment opportunities.

A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from the respective Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when portfolio managers are responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.

SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to be fair and equitable.

On pages 80-83 of the SAI, the sub-section entitled “Portfolio Managers – Compensation” within the section entitled “Management of the Funds” is deleted in its entirety and replaced with the following:

Set forth below are descriptions of the structure of, and methods used to determine, portfolio manager compensation at SSGA FM.

The compensation of SSGA FM’s investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street Corporation’s performance, SSGA performance, and individual performance. Each year, State Street Corporation’s Global Human Resources department participates in compensation surveys in order to provide SSGA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street Corporation and SSGA business results, State Street Corporation allocates an incentive pool to SSGA to reward its employees. Because the size of the incentive pool is based on the firm’s overall profitability and performance against risk-related goals, each staff member is motivated to contribute both as an individual and as a team member. The incentive pool is allocated to the various functions within SSGA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

On pages 83-87 of the SAI, the sub-section entitled “Proxy Voting Policies and Procedures” within the section entitled “Management of the Funds” is deleted in its entirety and replaced with the following:

Each Fund’s Board has delegated the responsibility for voting proxies to SSGA FM for all Funds in accordance with SSGA FM’s proxy voting policies and procedures (“Proxy Policy”).

At least annually, SSGA FM will present to the Board its proxy voting policy. In addition, SSGA FM will notify the Board of any material change to its policies promptly and no later than the next regular Board meeting after the material change occurs.

Summarized below are the proxy voting policies and procedures of SSGA FM.

Summary of SSGA FM’s Proxy Voting Policies and Procedures

SSGA FM has undertaken to vote proxies with respect to each Fund’s underlying securities holdings and retains the final authority and responsibility for such voting. SSGA FM, at the direction of SSGA FM’s Investment Committee, retains Institutional Shareholder Services, Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance, to support SSGA’s voting process. SSGA FM uses ISS’s services in three ways: (1) as SSGA FM’s proxy voting agent (providing SSGA FM with vote execution and administration services); (2) applying SSGA FM’s Proxy Voting Guidelines; and (3) providing research and analysis relating to general corporate governance issues and specific proxy items. SSGA FM has instructed the voting agent to follow the voting guidelines as set by SSGA FM’s Investment Committee. The implementation of SSGA FM’s Proxy Voting Guidelines is overseen by SSGA FM’s Global Proxy Review Committee (“SSGA FM PRC”). The SSGA FM PRC reports to SSGA’s Investment Committee and may refer certain significant proxy items to that Committee. Oversight of the proxy voting process is ultimately the responsibility of SSGA’s Investment Committee.

The following represents a summary of SSGA FM’s Proxy Voting Policy and Proxy Voting Guidelines, and is qualified in its entirety by reference to the full Proxy Voting Policy and Proxy Voting Guidelines.

SSGA FM generally supports management on routine corporate governance matters such as election of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities, who do not simultaneously serve on an unreasonable (as determined by SSGA FM) (other than those affiliated with the issuers) number of other boards, who have attended at least 75% of board meetings, and who have not served exceedingly long tenure terms on the board, approval of auditors, directors’ and auditors’ compensation, directors’ liability and indemnification, discharge of board members’ duties, discharge of auditors, approval of financial statements and allocation of income, dividend payouts that are greater than or equal to country and industry standards, authorization of share repurchase programs, general updating of or corrective amendments to charter, change in corporation name, exclusive forum provisions and elimination of cumulative voting.

SSGA FM generally votes in support of management on the following items, which have potentially substantial financial or best-interest impact: capitalization changes that eliminate other classes of stock and/or unequal voting rights, changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies; elimination of pre-emptive rights for a share issuance of less than a given percentage (country specific—ranging from 5% to 20%) of the outstanding shares; elimination of “poison pill” rights; stock purchase plans with an exercise price of not less than 85% of fair market value, stock option plans that are incentive based and not excessively dilutive; other stock-based plans that are appropriately structured; reductions in super-majority vote requirements; and the adoption of anti- “greenmail” provisions. SSGA FM generally supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. In addition, SSGA FM supports an annual advisory vote on executive compensation.

SSGA FM generally votes against management on matters such as capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders, changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders, anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers, amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions; elimination of shareholders’ right to call special meetings; establishment of classified boards of directors; quorum requirement reductions below a majority of outstanding shares absent compelling reasons; proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management; adjournment of meeting to solicit additional votes in connection with a merger or transaction; “other business as properly comes before the meeting,” proposals which extend “blank check” powers to those acting as proxy; and proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

SSGA FM evaluates mergers and acquisitions on a case-by-case basis in order to seek the best value for each Fund. SSGA FM generally votes against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets and offers where SSGA FM believes there is a reasonable prospect for an enhanced bid or other bidders and offers where, at the time of voting, the current market price of the security exceeds the bid price. SSGA FM generally votes in favor of transactions that maximize shareholder value. Some of the considerations include, but are not limited to, the offer premium, strategic rationale, board oversight of the process for the recommended transaction, and, offers in which the secondary market price is substantially lower than the NAV.

SSGA FM generally supports shareholder proposals on issues such as establishing the annual election of directors unless the board is comprised of a supermajority of independent directors, the board’s key committees (auditing, nominating and compensation) are comprised of independent directors, as well as considering other governance factors such as antitakeover devices; requiring majority vote for director election; and mandating that changes to the bylaws or charter have shareholder approval. SSGA also supports special meeting and written consent proposals if certain criteria are met; proposals requiring the disclosure of executive retirement benefits in the absence of an independent compensation committee, the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities; the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function are also generally supported.

SSGA FM generally votes against shareholder proposals on issues such as limits to tenure of directors; requirements that candidates for directorships own large amounts of stock before being eligible to be elected; restoration of cumulative voting in the election of directors; and proposals asking companies to adopt full tenure holding periods for their executives. SSGA FM will typically vote against or abstain from voting on environmental or social proposals absent a compelling economic impact on shareholder value.

From time to time, SSGA FM will review a proxy which may present a potential conflict of interest. SSGA has a standalone conflicts policy that is designed to prevent undue influence on SSGA’s voting activities that may arise from relationships between proxy issuers or companies and State Street Corporation, SSGA, SSGA affiliates, SSGA funds or SSGA fund affiliates. In general, SSGA FM does not believe matters that fall within its Proxy Voting Guidelines and are voted consistently with the Proxy Voting Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to any soliciting entity; however, where matters do not fall within SSGA FM’s Proxy Voting Guidelines or where SSGA FM believes that voting in accordance with the Proxy Voting Guidelines is unwarranted, SSGA FM conducts an additional review to determine whether there is a conflict of interest as defined by our policy.

In circumstances where either (i) the matter does not fall clearly within the Proxy Voting Guidelines or (ii) SSGA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of SSGA FM’s Corporate Governance Team will determine whether a material relationship exists. If so the matter is referred to the SSGA FM PRC. The SSGA FM PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSGA FM PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to SSGA’s Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

On page 104 of the SAI, the third paragraph within the section entitled “Fund History and Additional Information” is deleted in its entirety and replaced with the following:

The Trustees may at any time, in their absolute discretion, terminate a Fund, in whole or in part, and cause to be paid to the unit-holders or their assignees the NAV of the Units held by them, the NAV to be determined as of a date fixed by the Trustees and specified in the notice of termination delivered to the unit-holders or their assignees.

This Supplement should be retained with your SAI for future reference.